Filed pursuant to Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II

(the “Trust”)

Valkyrie Bitcoin and Ether Strategy ETF

(the “Fund”)

October 31, 2024

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of
Additional Information
Dated January 29, 2024

IMPORTANT NOTICE REGARDING A CHANGE IN THE FUND’S NAME

The Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about October 31, 2024 (the “Effective Date”), the Fund’s name will change to the “CoinShares Valkyrie Bitcoin and Ether Strategy ETF.”

The change will not affect the Fund’s investment objective, principal investment strategy or portfolio holdings and the Fund’s shares will continue to trade on Nasdaq Stock Market LLC under the ticker symbol “BTF.”

Please Retain This Supplement for Future Reference.